UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Diversified Mid-Cap Growth Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks produced strong gains in the first half of 2012, extending the rebound that started last October. Market volatility was high, driven by global economic uncertainty and European sovereign debt concerns. Stocks rose briskly in the first quarter amid optimism about U.S. economic growth, particularly employment trends, and as the European debt crisis became less acute for a time. However, equities surrendered some of their gains in a volatile second quarter as U.S. job growth moderated, the Chinese economy decelerated, and the situation in the eurozone deteriorated. With U.S. Treasury yields at unbelievably low levels, the financial markets are practically begging investors to assume some risks in search of higher returns.

Your fund returned 10.10% in the first half of 2012. As shown in the Performance Comparison table, the fund outperformed its Lipper peer group index and its Russell benchmark by solid margins. We attribute these results to our fine staff of research analysts who help us find good long-term growth opportunities in the mid-cap universe. In the last six months, our stock selection in several sectors, particularly health care, consumer staples, industrials and business services, and consumer discretionary, contributed to our outperformance. Our sector allocations also contributed to relative results, but to a lesser extent. We’ll discuss portfolio holdings and sector allocations in greater detail in the Portfolio Review section of the letter.

MARKET ENVIRONMENT

Despite the nascent recession and ongoing sovereign debt crisis in Europe, a slowdown in Chinese growth, and bouts of global market volatility, the market environment for U.S. equity investors in the first half of 2012 was quite favorable. The economy expanded, albeit at a modest pace compared with what is typically seen in the years following a deep recession. Corporate fundamentals remain strong, and many companies are flush with cash on their balance sheets that managements are using in responsible, shareholder-friendly ways, such as paying or increasing dividends. In addition, the Federal Reserve maintained highly accommodative monetary policies and seems poised to keep interest rates very low for at least another two years. All in all, we think this is a tremendous time to invest in stocks of quality companies.

Many investors, however, are terrified of potential losses and are resisting what we believe are great opportunities to invest in equities for long-term growth, favoring Treasuries instead. For perspective, the Citigroup 30-Year Treasury Index returned 38.83% in the last 12 months, and the current 30-year Treasury bond yielded 2.75% at the end of June. These same investors may not appreciate the large risks they are taking with what they assume are “safe” investments.

In the equity market, large-cap stocks outperformed their smaller counterparts in the last six months. The S&P 500 Index returned 9.49% versus 8.53% for the Russell 2000 Index and 7.97% for the Russell Midcap Index. As measured by Russell style indexes, growth stocks outpaced value stocks across all market capitalizations. In general, defensive sectors outperformed those that are more closely tied to the economy, and stocks that do not pay dividends outperformed those that do—the opposite of what we observed in the second half of 2011, when income-seeking investors flocked to dividend payers, driving up their valuations in some cases to expensive levels.

Within the Russell Midcap Growth Index, sector performance was broadly positive. Health care stocks far outpaced other sectors. The telecommunication services, financials, and materials sectors were less robust but still outperformed the index. The consumer sectors and technology shares generally performed in line with the index, but industrials and business services lagged with milder gains. Energy stocks fell sharply with energy commodities in the second quarter, resulting in poor first-half performance for the sector. The utilities sector, a very small part of the mid-cap growth universe, was also very weak.

As shown in the table above, mid-cap growth stocks narrowly surpassed their value counterparts in the last six months but lagged over the one-year period. Taking a longer view, they maintained a good performance advantage in what was an extremely volatile five-year period. Mid-caps have also outpaced their larger U.S. counterparts and even emerging markets stocks during that time frame. For the five-year period ended June 30, 2012, the Russell Midcap Index produced an annualized return of 1.06% versus 0.22% for the S&P 500 and 0.21% for the MSCI Emerging Markets Index. We find it fascinating that U.S. large-caps and emerging markets stocks were evenly matched, considering that the latter are often touted as a must-have investment for those seeking superior long-term capital growth. While there are certainly some solid investment opportunities in developing markets, we find that there is no shortage of good U.S. companies in which to invest.

INVESTMENT STRATEGY

Before discussing the portfolio’s performance in detail, we would like to welcome new investors and thank all of our longer-term investors for their continuing confidence in our portfolio management abilities, particularly during this extended period of heightened uncertainty and market volatility. Our reports to you focus on fund activity and performance in the most recent 6- or 12-month periods, but our time horizon for investing is much longer, so we are prepared to wait for years for our investments to bear fruit. While the investment landscape is constantly changing and occasionally challenging, we remain committed to the same strategy and the principles that have guided our management of the portfolio since its inception at the end of 2003. We believe these will help us navigate through the ups and downs of the years ahead and provide patient investors with long-term capital growth:

  The Diversified Mid-Cap Growth Fund invests in stocks of mid-cap companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

  We keep the fund fully invested because we believe that successful market timing is virtually impossible—you would need to be right twice—and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not worry about short-term performance or try to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential.

  We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

  Stock selection is based on a combination of fundamental, bottom-up analysis and quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects.

  We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

  Valuations are also very important. We look for the best relative values among companies with the strongest businesses and managements.

  Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund typically invests in about 300 stocks. A high degree of diversification helps to mitigate the downside risk attributable to any single poorly performing security. We invest in companies that are early in their life cycles, and some will ultimately not be as successful as we hope. Accordingly, we balance risk with potential returns.

  Our time horizons are longer than those of other mid-cap growth investors. Our portfolio turnover rate in the 12-month period ended June 30, 2012, was 33.5%, which is substantially less than the 2011 average of about 98.8% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar figure was quoted as of July 12, 2012.) This means our holding period for a typical stock is about three years, whereas our average competitor holds a given stock for approximately one year. Consequently, we view ourselves as long-term investors; we are not short-term speculators or day-traders.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are somewhat similar to those of the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table. The portfolio’s median market capitalization ($7.2 billion), price/earnings (P/E) ratio (17.4), and projected earnings growth rate (14.1%) are all comparable to those of the index. These metrics reflect our commitment to mid-cap companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 18.7% versus 21.8% for the benchmark. A high ROE is desirable, and it is notable that our holdings have materially lower debt than businesses represented in the Russell index. We look for businesses throughout the mid-cap growth universe that can sustain high profitability.

At the end of June, as shown in the Sector Diversification table on page 7, our largest commitments were to consumer discretionary, information technology, industrials and business services, and health care. We have very little exposure to telecommunication services and utilities because there are very few businesses in those sectors that meet our growth criteria. Relative to the Russell benchmark, we are currently underweighting the consumer staples and discretionary sectors but favoring information technology, materials, and energy. While we are slightly tilting the portfolio toward cyclicals, it is important to note that we are doing so through investments in quality companies with strong balance sheets that we believe would endure an economic downturn fairly well.

Stocks in the consumer discretionary sector were among the fund’s best contributors to performance in the last six months. The sector includes a wide assortment of specialty retailers, media firms, hotels, restaurants, and other companies that benefit from consumer spending on nonessentials. Although we are modestly underweighting the sector in light of its strong relative performance over the last year, we continue to find companies with good business models, excellent cash flow, and other desirable attributes. In the last six months, our specialty retailers performed best, led by discounter Ross Stores and PetSmart. Two other discount retailers—Dollar Tree and Dollar General—also performed very well, but multiline retailer Kohl’s sagged due to several months of falling sales that have dampened earnings expectations. Most of our media companies produced gains, led by Discovery Communications, an owner and operator of several cable networks. Our hotels, restaurants, and leisure companies appreciated in aggregate, largely due to strength in hotel giants Marriott and Starwood Hotels & Resorts Worldwide. Gaming-related companies WMS Industries and International Game Technology were lackluster, and we eliminated them from the portfolio in favor of better long-term growth opportunities. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The information technology sector was a significant contributor to fund performance in the first half of the year. It is our second-largest sector allocation and our largest overweight versus the Russell benchmark. We are broadly diversified to mitigate the risks, and we favor companies with strong business models in industries with high barriers to entry and low risk of commoditization, such as software. In fact, software was by far our best-performing tech industry, helped by German software giant SAP’s announcement in May that it would acquire Ariba, a leader in “cloud” computing—the gathering and storage of data for companies into a central network that can be delivered over the Internet. IT services and Internet software companies trailed with milder gains, though Teradata and Equinix, respectively, performed well. Teradata is a leading provider of data warehousing services that reported strong earnings and revenues in May, while Equinix, which also reported favorable first-quarter earnings and revenues, provides data center services for companies around the world. Semiconductor-related stocks lagged, as strength in Skyworks Solutions was offset by weakness in Atmel and Altera. Our communications equipment companies generally declined, weighed down by Aruba Networks. Recent earnings were disappointing, but we believe the company will benefit over time from increased telecom infrastructure investments.

Industrials and business services stocks produced decent gains in the last six months, and our stock selection helped the fund’s relative performance. Many companies in the sector have attractive valuations and are world-class in their respective niches. While some industrials may have wide variance in their earnings throughout a business cycle, we tend to favor higher-quality industrials with greater earnings stability. Electrical equipment companies did best, led by Cooper Industries, which was acquired by Eaton. Machinery stocks also rose, led by shares of Valmont Industries, which vaulted ahead as the firm achieved solid results in its irrigation and power structures segments. Engine maker Cummins also climbed, but we eliminated our position as the company’s market cap exceeded the limits of the mid-cap universe. Road and rail stocks advanced, helped in part by lower fuel costs. Our commercial services and supply companies were flat, as losses in waste management companies Clean Harbors and Waste Connections were offset by brisk gains in IHS, a new position that we established at the beginning of the year. IHS sells technical data and industry research to capital-intensive companies in the energy sector and to industries such as manufacturing and automotive. Shares performed well amid a nice expansion of profit margins and stable subscription revenue growth, which we believe could accelerate in the second half of the year. Our two global air freight and logistics companies, Expeditors International of Washington and C.H. Robinson Worldwide, were hurt by weakening economies around the world.

In absolute terms, health care stocks were the fund’s top contributors to performance in the first half of 2012, and our stock selection helped the fund’s relative results. We emphasize providers and services companies given demographic factors and demand for access to health care services, and we broadly diversify in the biotechnology industry to reduce our risks. In fact, these two segments produced the lion’s share of our gains in the sector. Biotechnology shares were led by Regeneron Pharmaceuticals, which soared amid early and rapid success of its new drug Eylea, which is used to treat macular degeneration. Alexion Pharmaceuticals did very well, as the company continues to enjoy brisk sales of its blockbuster blood disorder drug Soliris. Incyte also rose sharply, as its new drug Jakafi for myelofibrosis has gotten off to a fast launch and could also become a blockbuster. Among health care providers, SXC Health Solutions (now renamed Catamaran) and Catalyst Health Solutions were two of the fund’s top contributors. The former announced in April that it is acquiring the latter; combined, they form the fourth-largest pharmacy benefits manager in the country in terms of market share. Other strong performers include dialysis center operator DaVita and HMS Holdings, which we added to the portfolio in May. The company helps government and private health care entities contain health care and medical costs. Its services help identify, avoid, and recover health care expenditures that were overpaid, were paid in error, or should have been paid by a different party. Health care equipment and supply companies trailed with milder gains, though C.R. Bard and Edwards Lifesciences did well. We eliminated Intuitive Surgical, a very successful long-term holding, because its market capitalization has expanded beyond the mid-cap universe, and we feel that its risk/reward trade-off is not as compelling as before.

Our materials stocks produced moderate gains in the last six months, but our stock selection limited the fund’s performance advantage versus the Russell benchmark. Our holdings are concentrated in the chemicals and metals and mining industries. We seek differentiated companies that can add value to a commodity and are well positioned for the long term. As our longer-term investors know, we do not seek to forecast or invest based on commodity price trends. Among our chemical companies, paint-maker Sherwin-Williams, fertilizer producer CF Industries, and PPG Industries, a maker of paints and coatings, produced excellent returns. In contrast, diversified chemical company Celanese, a new holding in the last six months, declined after the company reported weaker-than-expected earnings. With the valuation more attractive and long-term prospects still favorable, we added to our initial investment. Metals and mining companies generally declined amid expectations for lower global demand, but one exception was Compass Minerals, the largest producer of salt and potash fertilizer in North America. The company produced good earnings and high salt sales despite a remarkably mild winter.

Our financials stocks generally advanced in the first half of the year. Diversified providers of financial services did best, led by IntercontinentalExchange and credit rating agency Moody’s. Insurance companies mostly appreciated, led by Florida-based insurance broker Brown & Brown. We currently favor the insurance industry because we expect an improving pricing environment that will benefit both insurers and brokers. Our investments in regional banks advanced mildly, as did capital markets companies. During the last six months, we established a position in E*TRADE Financial. We believe that the company’s portfolio of mortgages has been reduced and de-risked and is masking its strength and earnings potential as an online broker and that refinancing its high-coupon debt will allow its brokerage earnings to be more visible.

Energy stocks detracted the most from fund performance in absolute terms, and our stock selection also hurt relative results. The sector fell sharply with energy commodity prices in the last few months. As our long-term investors know, our energy investments are not made to capitalize on short-term commodity price movements. Rather, we look to invest in differentiated service companies and those that are skilled at finding underlying resources, particularly the lowest-cost producers. While a few of our holdings managed mild gains, many of them declined, with coal producer Peabody Energy and FMC Technologies, a maker of subsea equipment used to produce offshore oil and gas, among our worst performers.

Our holdings in the consumer staples sector produced excellent returns in the last six months, and our stock selection added to relative performance. We are currently underweighting the sector, however, as we still believe that many companies are fairly valued. We favor makers of food and beverage products with strong brands, such as spice maker McCormick, Hershey Foods, and alcoholic beverage maker Brown-Forman—all of which generated good gains. We also like food retailers Whole Foods Market, which specializes in organic foods and did very well in the last six months, and Fresh Market, a relatively new holding whose stores focus on products with the highest quality.

OUTLOOK

Global economies have slowed, especially in China and in Europe, and corporate earnings could be weaker than generally expected. With the possible exception of the energy sector, which is facing the double-whammy of reduced global demand and increased U.S. energy production, there is no reason to believe that corporate earnings have peaked. In fact, cheaper energy prices will be beneficial to consumers and businesses alike, especially high users of energy, such as traditional industrial companies.

We are astounded that demand for Treasuries has remained strong, especially considering how low nominal interest rates have fallen. “Real” interest rates, which are calculated by subtracting the inflation rate from nominal rates, are even lower—and, in fact, are currently negative for many investment-grade bonds. We know from experience that investment-related trends eventually come to an end, and investors who have fled to Treasuries or other high-quality fixed income securities for “safety” may not realize how risky these investments will seem when interest rates and/or inflation rise. If interest rates simply return to where they were about 18 months ago, investors in long-term Treasury bonds will be facing deep double-digit losses.

Our basic outlook has not changed in the last six months. We believe the current environment provides patient investors who are willing to take some risks with a great opportunity to invest in equities for long-term capital appreciation. Consider the positives: The U.S. economy and corporate earnings are growing; the Federal Reserve’s monetary policies are likely to remain highly accommodative for the foreseeable future; corporations have substantial cash reserves on their balance sheets; and corporate governance is improving, as investors are less willing to tolerate outrageous behavior on the part of executives. In addition, equity valuations remain attractive, and high risk aversion is discouraging speculative activity.

We believe this environment is quite favorable for our investment management approach. Through the Diversified Mid-Cap Growth Fund, we offer broad diversification in the mid-cap growth universe, a focus on risk control, and investments in high-quality companies that we believe have the potential to generate strong long-term returns.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

July 16, 2012

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Earnings growth rate – current fiscal year: A measure of the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently the company and its management are using stockholder investments.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.1%		
CONSUMER DISCRETIONARY 21.1%		
Auto Components 1.1%		
Gentex (1)	40,700	849
TRW (1)(2)	21,100	776
WABCO Holdings (2)	11,200	593
		2,218
Diversified Consumer Services 1.5%		
New Oriental Education & Technology, ADR (1)(2)	24,300	595
Sotheby's (1)	29,000	968
Strayer Education (1)	7,000	763
Weight Watchers (1)	9,600	495
		2,821
Hotels, Restaurants & Leisure 4.2%		
Chipotle Mexican Grill (1)(2)	2,100	798
Choice Hotels International (1)	19,400	775
Hyatt Hotels, Class A (1)(2)	8,400	312
Marriott, Class A (1)	41,269	1,618
Panera Bread, Class A (2)	4,600	642
Royal Caribbean Cruises (1)	21,600	562
Starwood Hotels & Resorts Worldwide	26,100	1,384
Tim Hortons (1)	21,300	1,121
Wynn Resorts	9,200	954
		8,166
Household Durables 0.3%		
Toll Brothers (1)(2)	16,000	476
		476
Internet & Catalog Retail 1.0%		
Groupon (1)(2)	39,100	416
Liberty Interactive (2)	59,400	1,057

Netflix (1)(2)	7,600	520
		1,993
Leisure Equipment & Products 0.7%		
Mattel (1)	43,600	1,414
		1,414
Media 3.5%		
Central European Media Enterprises (1)(2)	17,400	88
Charter Communications, Class A (2)	13,300	943
CTC Media (1)	25,700	207
Discovery Communications, Class C (2)	32,200	1,613
Madison Square Garden (2)	15,125	566
McGraw-Hill	31,100	1,399
Omnicom (1)	35,200	1,711
Pandora Media (1)(2)	23,800	259
		6,786
Multiline Retail 1.7%		
Dollar General (1)(2)	21,200	1,153
Dollar Tree (1)(2)	21,000	1,130
Kohl's (1)	21,500	978
		3,261
Specialty Retail 5.5%		
AutoZone (1)(2)	2,300	844
Bed Bath & Beyond (2)	15,800	976
CarMax (1)(2)	45,000	1,167
Chico's	25,800	383
Dick's Sporting Goods (1)	12,500	600
GAP (1)	15,900	435
Guess (1)	11,000	334
Men's Wearhouse (1)	9,000	253
O'Reilly Automotive (1)(2)	14,700	1,231
PetSmart (1)	12,200	832

Ross Stores (1)	24,700	1,543
Tiffany	15,200	805
TSC (1)	6,400	532
Urban Outfitters (2)	12,200	337
Williams-Sonoma (1)	11,400	399
		10,671
Textiles, Apparel & Luxury Goods 1.6%		
Deckers Outdoor (1)(2)	9,600	423
Fossil (1)(2)	11,300	865
Lululemon Athletica (1)(2)	7,400	441
Michael Kors Holdings (2)	34,811	1,456
		3,185
Total Consumer Discretionary		40,991
CONSUMER STAPLES 5.7%		
Beverages 1.3%		
Beam (1)	8,300	519
Brown-Forman, Class B (1)	9,025	874
Dr Pepper Snapple (1)	24,900	1,089
		2,482
Food & Staples Retailing 0.9%		
Fresh Market (2)	9,200	493
Whole Foods Market (1)	13,900	1,325
		1,818
Food Products 2.2%		
Campbell Soup (1)	8,400	281
Flowers Foods	36,300	843
Hershey Foods	12,300	886
J.M. Smucker	6,500	491
McCormick (1)	18,600	1,128

Mead Johnson Nutrition, Class A (1)	6,600	531
		4,160
Household Products 0.8%		
Church & Dwight (1)	20,100	1,115
Clorox (1)	7,100	515
		1,630
Personal Products 0.3%		
Avon (1)	32,400	525
		525
Tobacco 0.2%		
Lorillard	3,500	462
		462
Total Consumer Staples		11,077
ENERGY 6.3%		
Energy Equipment & Services 3.0%		
Cameron International (2)	22,400	957
Core Laboratories (1)	7,300	846
Diamond Offshore Drilling (1)	7,100	420
Dresser-Rand Group (2)	9,200	410
Dril-Quip (1)(2)	5,000	328
FMC Technologies (1)(2)	24,900	977
Lufkin	9,100	494
Nabors Industries (1)(2)	30,500	439
Oceaneering International (1)	20,700	990
		5,861
Oil, Gas & Consumable Fuels 3.3%		
Cimarex Energy (1)	7,300	402
Concho Resources (2)	12,200	1,039
Continental Resources (1)(2)	7,700	513

EQT (1)	13,700	735
Halcon Resources (2)	32,900	311
Kosmos Energy (1)(2)	11,100	123
Peabody Energy	20,100	493
QEP Resources	20,000	599
Range Resources (1)	21,400	1,324
SM Energy	8,600	422
Southwestern Energy (1)(2)	11,100	354
		6,315
Total Energy		12,176
FINANCIALS 7.0%		
Capital Markets 1.2%		
E*TRADE Financial (2)	44,300	356
Invesco	15,500	350
Lazard	33,800	879
Northern Trust (1)	6,200	285
TD Ameritrade Holding (1)	27,100	461
		2,331
Commercial Banks 0.7%		
Fifth Third Bancorp	20,300	272
First Horizon National (1)	29,596	256
SVB Financial Group (2)	5,100	299
TCF Financial (1)	21,600	248
Zions Bancorporation (1)	12,300	239
		1,314
Consumer Finance 0.2%		
Green Dot, Class A (1)(2)	14,800	327
		327
Diversified Financial Services 2.1%		
CBOE Holdings (1)	34,800	963

IntercontinentalExchange (2)	10,600	1,441
Moody's (1)	27,600	1,009
MSCI, Class A (1)(2)	20,000	681
		4,094
Insurance 1.8%		
Arch Capital Group (2)	10,500	417
Axis Capital Holdings	9,400	306
Brown & Brown	27,100	739
HCC Insurance Holdings	11,200	352
Principal Financial Group	9,900	260
RenaissanceRe Holdings	4,900	372
W. R. Berkley (1)	8,700	339
Willis Group Holdings	19,500	711
		3,496
Real Estate Management & Development 0.8%		
Forest City Enterprises, Class A (1)(2)	30,000	438
Jones Lang LaSalle	16,800	1,182
		1,620
Thrifts & Mortgage Finance 0.2%		
BankUnited (1)	17,000	401
		401
Total Financials		13,583
HEALTH CARE 14.5%		
Biotechnology 4.2%		
Alexion Pharmaceuticals (1)(2)	15,700	1,559
Alkermes (1)(2)	22,000	373
Ariad Pharmaceuticals (1)(2)	26,800	461
BioMarin Pharmaceutical (1)(2)	15,500	614
Cubist Pharmaceuticals (1)(2)	9,100	345
Dendreon (1)(2)	20,200	150

Human Genome Sciences (1)(2)	28,500	374
Incyte (1)(2)	44,400	1,008
Medivation (2)	4,400	402
Myriad Genetics (2)	14,400	342
Pharmacyclics (1)(2)	12,100	661
Regeneron Pharmaceuticals (1)(2)	10,200	1,165
Vertex Pharmaceuticals (2)	13,900	777
		8,231
Health Care Equipment & Supplies 1.9%		
C. R. Bard (1)	12,300	1,321
DENTSPLY International (1)	18,400	696
Edwards Lifesciences (1)(2)	4,400	455
IDEXX Laboratories (1)(2)	5,700	548
Thoratec (2)	9,200	309
Varian Medical Systems (1)(2)	5,100	310
		3,639
Health Care Providers & Services 5.3%		
AMERIGROUP (1)(2)	14,500	956
AmerisourceBergen (1)	40,700	1,601
Catalyst Health Solutions (2)	4,000	374
Cigna	9,300	409
Community Health Systems (2)	16,300	457
DaVita (2)	11,849	1,164
Henry Schein (2)	10,200	801
HMS Holdings (1)(2)	16,600	553
Humana	6,000	465
Laboratory Corporation of America (1)(2)	11,700	1,083
MEDNAX (1)(2)	10,100	692
Quest Diagnostics	19,000	1,138
Universal Health Services	12,800	552
		10,245

Health Care Technology 1.2%		
Cerner (1)(2)	10,200	843
SXC Health Solutions (1)(2)	14,500	1,439
		2,282
Life Sciences Tools & Services 1.1%		
Bruker (1)(2)	19,600	261
Covance (2)	9,000	430
Life Technologies (2)	6,800	306
Mettler-Toledo International (1)(2)	5,100	795
Waters (2)	4,100	326
		2,118
Pharmaceuticals 0.8%		
Elan, ADR (2)	27,500	401
Hospira (1)(2)	16,600	581
Valeant Pharmaceuticals International (2)	12,700	569
		1,551
Total Health Care		28,066
INDUSTRIALS & BUSINESS SERVICES 14.7%		
Aerospace & Defense 0.8%		
Embraer, ADR (1)	21,100	560
Spirit Aerosystems Holdings, Class A (2)	19,900	474
Transdigm Group (2)	4,500	604
		1,638
Air Freight & Logistics 1.1%		
C.H. Robinson Worldwide (1)	20,000	1,170
Expeditors International of Washington	23,500	911
		2,081
Airlines 0.9%		
Copa Holdings	10,400	858

SkyWest (1)	22,900	149
Southwest Airlines (1)	73,100	674
		1,681
Building Products 0.2%		
Fortune Brands Home & Security (2)	19,200	428
		428
Commercial Services & Supplies 1.8%		
Clean Harbors (1)(2)	12,000	677
Copart (2)	14,800	351
IHS (1)(2)	11,000	1,185
Ritchie Bros. Auctioneers (1)	10,000	212
Stericycle (2)	3,700	339
Waste Connections (1)	23,750	711
		3,475
Construction & Engineering 0.6%		
Fluor	18,900	932
Quanta Services (1)(2)	13,000	313
		1,245
Electrical Equipment 2.1%		
AMETEK (1)	15,025	750
Babcock & Wilcox (1)(2)	37,550	920
General Cable (1)(2)	9,200	239
Hubbell, Class B	10,100	787
II-VI (1)(2)	14,900	248
Roper Industries	12,200	1,203
		4,147
Industrial Conglomerates 0.3%		
McDermott International (2)	55,800	622
		622

W. W. Grainger (1)	5,600	1,071
		1,833
Total Industrials & Business Services		28,611

INFORMATION TECHNOLOGY 20.6%

Communications Equipment 1.4%

Acme Packet (1)(2)	14,500	270
Aruba Networks (1)(2)	40,900	616
Ciena (1)(2)	22,900	375
F5 Networks (2)	4,400	438
JDS Uniphase (1)(2)	45,600	502
Juniper Networks (2)	22,900	373
Riverbed Technology (1)(2)	11,900	192
		2,766

Computers & Peripherals 0.3%

NetApp (2)	7,200	229
SanDisk (1)(2)	8,300	303
		532

Electronic Equipment, Instruments & Components 1.7%

Amphenol, Class A (1)	16,300	895
IPG Photonics (1)(2)	8,100	353
Itron (1)(2)	5,400	223
Jabil Circuit	19,700	401
National Instruments (1)	11,925	320
Trimble Navigation (2)	22,900	1,054
		3,246

Internet Software & Services 1.0%

DROPBOX, Acquisition Date: 5/1/12 Acquisition Cost $46 (2)(3)	5,090	46
Equinix (1)(2)	2,700	474
LinkedIn (1)(2)	4,100	436

Rackspace Hosting (2)	8,100	356
Sina (1)(2)	10,500	544
		1,856
IT Services 2.4%		
Gartner (1)(2)	25,200	1,085
Genpact (2)	18,400	306
Paychex (1)	13,600	427
Teradata (1)(2)	16,900	1,217
Vantiv, Class A (1)(2)	37,700	878
Western Union (1)	49,900	840
		4,753
Office Electronics 0.1%		
Zebra Technologies (2)	7,850	270
		270
Semiconductor & Semiconductor Equipment 5.9%		
Altera (1)	35,600	1,205
Analog Devices (1)	30,800	1,160
ARM Holdings, ADR (1)	35,800	852
Atmel (1)(2)	115,500	774
Intersil Holding, Class A (1)	24,800	264
KLA-Tencor	6,100	300
Lam Research (1)(2)	22,500	849
Linear Technology	32,700	1,024
Marvell Technology Group	49,700	561
Microchip Technology (1)	19,600	648
NVIDIA (2)	69,900	966
ON Semiconductor (2)	48,500	344
Silicon Laboratories (1)(2)	17,800	675
Skyworks Solutions (2)	25,100	687
Xilinx	34,600	1,162
		11,471

Software 7.8%

Ansys (1)(2)	14,400	909
Ariba (2)	16,300	730
Autodesk (1)(2)	30,300	1,060
Check Point Software Technologies (2)	18,000	893
Citrix Systems (2)	7,000	587
Commvault Systems (1)(2)	7,100	352
Concur Technologies (1)(2)	15,500	1,055
FactSet Research Systems (1)	3,450	321
Fortinet (2)	22,400	520
Informatica (1)(2)	21,600	915
Intuit	20,100	1,193
MICROS Systems (1)(2)	10,000	512
Nuance Communications (1)(2)	75,530	1,799
Red Hat (1)(2)	26,400	1,491
Rovi (2)	16,200	318
Salesforce.com (1)(2)	4,300	594
ServiceNow (2)	9,700	239
Solera Holdings (1)	6,900	288
TIBCO Software (2)	42,200	1,263
		15,039
Total Information Technology		39,933

MATERIALS 7.1%

Chemicals 3.9%

Air Products & Chemicals	3,400	274
Albemarle (1)	5,000	298
Celanese, Class A	26,000	900
CF Industries	5,500	1,066
PPG Industries	9,300	987
Rockwood Holdings	24,100	1,069
Sherwin-Williams (1)	12,700	1,681

Sigma Aldrich (1)	5,200	384
Sociedad Quimica y Minera de Chile, ADR	15,300	852
		7,511
Construction Materials 0.2%		
Vulcan Materials (1)	8,300	330
		330
Containers & Packaging 0.4%		
Ball (1)	22,100	907
		907
Metals & Mining 2.6%		
Agnico-Eagle Mines	5,100	206
Carpenter Technology	11,100	531
Cliffs Natural Resources	9,400	463
Compass Minerals (1)	20,500	1,564
Eldorado Gold	54,200	668
Hudbay Minerals	34,800	268
Osisko Mining (2)	45,100	309
Stillwater Mining (1)(2)	23,800	203
Ternium, ADR	13,100	256
U.S. Steel (1)	6,800	140
Walter Energy	9,000	398
		5,006
Total Materials		13,754
TELECOMMUNICATION SERVICES 1.7%		
Wireless Telecommunication Services 1.7%		
Crown Castle International (2)	31,200	1,830
NII Holdings, Class B (1)(2)	14,300	146
SBA Communications (1)(2)	22,600	1,290
Total Telecommunication Services		3,266

UTILITIES 0.4%		
Independent Power Producers & Energy Traders 0.4%		
Calpine (2)	44,100	728
Total Utilities		728
Total Common Stocks (Cost $155,694)		192,185
CONVERTIBLE PREFERRED STOCKS 0.4%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Catalog Retail 0.2%		
coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $432 (2)(3)	78,652	432
Total Consumer Discretionary		432
INFORMATION TECHNOLOGY 0.2%		
Internet Software & Services 0.2%		
DROPBOX, Acquisition Date: 5/1/12 Acquisition Cost $281 (2)(3)	31,052	281
DROPBOX, Acquisition Date: 5/1/12 Acquistion Cost $57 (2)(3)	6,321	57
Workday, Acquisition Date: 10/13/11 Acquisition Cost $105 (2)(3)	7,889	105
Total Information Technology		443
Total Convertible Preferred Stocks (Cost $875)		875
SHORT-TERM INVESTMENTS 0.4%		
Money Market Funds 0.4%		
T. Rowe Price Reserve Investment Fund, 0.16% (4)(5)	756,000	756
Total Short-Term Investments (Cost $756)		756

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $0 for the six months ended June 30, 2012.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2012, the value of cash collateral investments was $33,470,000 and the value of loaned securities was $33,691,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $29,834,000 and $25,649,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $2,805,000 of available capital loss carryforwards, which expire as follows: $2,120,000 in fiscal 2017; $685,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $191,020,000. Net unrealized aggregated gain $36,266,000 at period-end, of which $48,638,000 related to appreciated investments and $12,372,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $50,000 for Price Associates; $121,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month; one-, three-, and five-year; and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012